THIS LEASE made and entered into this 18th day of November, 2004, by and between:

Yale Mosk & Co.., (“LESSOR”), and Belcher Pharmaceuticals, Inc., (“LESSEE”)

WITNESSETH:

1. LEASE OF PREMISES, CONSTRUCTION OF IMPROVEMENTS.

a. Lease of Premises. In consideration of the rents to be paid by Lessee, and of the covenants, terms and conditions to be kept and performed as herein provided, Lessor does hereby lease unto Lessee and Lessee does hereby accept a lease on the following described premises:

Approximately 20,000 Sq. Ft. +-, of warehouse space to include EXISTING IMPROVEMENTS, together with the easements and improvements thereunto belonging, but subject to easements and restrictions of records, (the”leased premises”), located in Lessor’s building at 12393 Belcher Road #420 / Largo, FL 33773, Knollwood Industrial Park, AKA Interlaken Commerce Centre, Pinellas Park, Florida. The building, together with the other buildings (if any) and the land shown on the site plan attached as Exhibit “A”, are herein collectively called the “project”, and contains a total of 40,000 Sq. Ft. +-.

This lease shall include the nonexclusive right to use the parking areas, roadways, means of ingress and egress, sidewalks, and other areas, and surroundings of the project which are included for the common use and enjoyment of Lessee and third persons (the “common area”).

2. TERM AND COMMENCEMENT.

a. Term. The term of this lease shall be for (120) one hundred twenty months beginning December 01, 2004 and ending November 30, 2014 (the “termination date”) unless sooner commenced or terminated as hereinafter provided, on the terms and conditions contained in this lease.

b. Early Occupancy. Should Lessee occupy the leased premises prior to the commencement date with such prior occupancy being in all respects fully approved in writing by Lessor, the term of this lease and the rent provided hereunder shall commence (being prorated on the basis of 1/30th of the monthly rent per day if necessary) as of the date of such prior occupancy. It is mutually agreed that the commencement date of the term under any such prior occupancy shall be the date Lessee takes occupancy of the leased premises and that the termination date stated above shall remain in effect.

c. Delayed Possession. If Lessor is unable to give possession of the leased premises on the commencement date by reason of the holding over of any tenant, or because construction, repairs or improvements are not completed, all rent shall abate for the period that possession by Lessee is delayed. If Lessee caused such delay, rent shall not abate, but under no circumstances shall Lessor be responsible for direct or consequential damages because of its inability to furnish possession to Lessee by any particular date. In the event of any such delay, the termination date of the term hereof shall not be extended. If, through no act or omission on the part of Lessee, Lessor is unable to deliver possession of the leased premises to Lessee within 90 days of the commencement date, then Lessee may, within five days after the expiration of such period, terminate this lease, or Lessor may extend the lease in the building presently occupied by Lessee until the premises are completed. If possession cannot be given to Lessee within a reasonable time period, Lessor shall return to Lessee any consideration theretofore paid in connection herewith and neither party shall have any further rights or obligations hereunder.

d. Holding Over. Any holding over by Lessee after termination of this lease, by lapse of time or otherwise, shall not operate to extend or renew this lease except by express mutual written agreement between the parties hereto; and in the absence of such agreement, Lessee shall continue in possession as a month-to-month tenant only, except that the monthly rental shall be increased to an amount equal to 2 times the monthly installment paid in the month immediately preceding the termination of this lease and either party may thereafter terminate such occupancy at the end of any calendar month by first giving to the other party at least 30 days prior written notice.

3. RENT.

a. Annual Rent. Lessee shall pay Lessor as annual rent for the leased premises, without demand, deduction or set off, during the entire term of this lease, the sum of $ 141,398.88 annually, payable in equal monthly installments of $11,783.24 plus sales taxes, on the first day of each month through out the term of this lease. (Refer to Paragraph 16, NOTICE AND PLACE OF PAYMENT.) If the commencement date or termination date are other than the first or the last day, respectively, of the month, then rent for such first or last partial month shall be prorated on the basis of 1/30th of the monthly rent per day. (Rental amounts shown above include $1.45 psf towards operating expenses.)

b. Escalation. On January 1st, each year, an adjustment shall be made in the next 12 monthly rental installments based on a 3% increase on the current rental amount and any subsequent changes applied thereto. The amount arrived at by multiplying such percentage times the then current monthly rental installment. The increase shall be added to the then current monthly rental installment to arrive at the adjusted monthly installment for the succeeding 12 month period.

c. Late Payment: Penalty. If any rental payment, other charge, or expense payable hereunder is not received by Lessor within 10 days after its due date, it shall be subject to a late payment penalty of 5% of the unpaid amount due for each month or fraction thereof, or such lesser amount as may be the maximum amount permitted by law, until paid.

4. OPERATING EXPENSE PARTICIPATION.

a. General. The respective obligations of Lessor and Lessee for maintenance, repairs, utilities, taxes, insurance and other expenses associated with the project are outlined elsewhere in this lease. Wherever in this lease Lessee is required to reimburse Lessor for its proportionate share of expenses attributable to all tenants in the project (such as real estate taxes, maintenance of common areas and insurance premiums), the provisions of this paragraph shall apply regarding the payment of such sums unless other payment provisions for a specific expense are specified elsewhere in this lease.

b. Payment Term. In addition to the annual rent, Lessee shall pay Lessor as additional rent for the leased premises during the term of this lease, its proportionate share (hereinafter defined) of any increase in the operating expenses for the project over the base year, which is 2005. An estimate of the increase in operating expenses for a particular calendar year, and Lessee’s proportionate share of the increase in expenses shall be prepared by Lessor and furnished to Lessee. Lessee shall pay Lessor for its proportionate share of the estimated increase in operating expenses for each year in 12 equal monthly installments, payable on the first day of each month of that year. After the end of each calendar year, Lessor shall prepare and deliver to Lessee a statement of the increase in actual operating expenses for such year, and of Lessee’s proportionate share of those expenses. Within 30 days after receipt of said statement, Lessee shall pay Lessor, or Lessor shall pay to Lessee, as the case may be, the difference between Lessee’s proportionate share of the increase in actual operating expenses and the estimated amounts paid by Lessee for such calendar year. If this lease commences on a day other than the first day of a calendar year, or terminate on a day other than the last day of a calendar year, then Lessee’s proportionate share of expenses for such year shall be prorated based on the number of days during such year that this lease was in effect.

c. Disputes. Lessee shall have the right, within 30 days after receipt of Lessor’s statement of actual operating expenses for any calendar year, to dispute any item or items included in such statement. If Lessor and Lessee cannot settle such dispute within 60 days after Lessee’s receipt of such statement, then a firm of independent certified public accountants selected by Lessor and reasonably acceptable to Lessee shall be engaged to settle this dispute. The decision of such firm shall be conclusive and binding on the parties hereto, and the costs of such firm’s services shall be paid by the party adversely affected by that firm’s decision.

d. Calculation of Lessee’s Proportionate Share. Lessee’s proportionate share of expenses attributable to all tenants in the project is hereby agreed to be 50% (calculated by dividing the total number of square feet in the leased premises by the total number of square feet in the project,

(40,000 Sq. Ft.); provided, however, that if the total area in the project is reduced by reason of a sale, destruction, condemnation or master lease of any individual buildings (as shown on the site plan—Exhibit “B”) comprising the project, then Lessee’s proportionate share of such expenses shall be redetermined based on the relationship of the number of square feet in the leased premises to the total number of square feet in the remaining project.

5. TAXES.

a. Real Estate Taxes. Lessee shall reimburse Lessor, as additional rent, for its proportionate share of any increase in real estate taxes over the Base year, 2005, on the project including the project’s share, if any, of real estate taxes on land, parking areas, driveways and other areas shared in common with other buildings or properties, as such share is determined by the owners of the project and such other buildings or properties. The term “real estate taxes” shall include special assessments but shall not include any taxes based on income derived from the leased premises. Lessor shall pay all taxes before delinquency and Lessee shall not be obligated to pay any portion of any penalty for delinquent payment.

If at any time during the term of this lease the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents and received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term “real estate taxes” for the purpose hereof.

b. Sales Taxes. In addition to all rent and other sums of money provided in and by this lease to be paid by Lessee, Lessee shall pay the full amount of all sales, use, excise and rental taxes levied, assessed or payable for or on account of this lease, or the rent payments contemplated by this lease, or the rents and other sums of money payable under or by virtue of the lease. Such payments shall be made directly to the taxing authority or to Lessor, as provided by law.

c. Other Taxes. Lessee shall pay before delinquency any and all taxes and assessments including licenses, sales, and business occupation or other taxes or fees or charges levied or imposed upon its business operations in the leased premises including, but not limited to, taxes or assessments imposed upon trade fixtures, leasehold improvements, merchandise and other personalty in or upon the leased premises. In the event any such taxes, fees or charges referred to herein above to be paid by Lessee are assessments levied or imposed upon or with the property of Lessor, such assessments, fees or charges shall be paid by Lessee to Lessor as additional rent promptly upon Lessor’s request for such payment.

6. SECURITY DEPOSIT.

Upon the execution of this lease, Lessee shall deposit with Lessor the first month rent plus sales tax, in the amount of $ 12,608.07, plus the sum of $ 25,216.14, as security deposit for the performance of Lessee’s obligations under this lease including, without limitation, the surrender of possession of the leased premises to Lessor as provided herein, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Lessor’s damages in case of Lessee’s default. If Lessor applies any part of the security deposit to cure any default of Lessee, Lessee shall, upon demand, deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease. This security deposit may be commingled with other deposits held by Lessor; no interest shall be due in connection therewith and Lessor shall not be obligated to apply the security deposit to rents or other charges in arrears or to damages for Lessee’s failure to perform under the lease. However, Lessor may so apply the security deposit at Lessor’s option, and Lessor’s right to possession of the leased premises for nonpayment of rent or for any other reason shall not in any way be affected by reason of the fact that Lessor holds such security deposit. In the event of a sale of the land and building of which the leased premises are a part, Lessor shall have the right to transfer the deposit to the purchaser and Lessor shall thereupon be released by Lessee from all responsibility for the return of such deposit and Lessee agrees to look to the new purchaser solely for the return of said deposit.

7. OCCUPANCY AND USE.

a. Use. The facitily will be utilized to manufacture, store and distribute pharmaceutical active ingredients, inactive ingredients; semi-finished, finished generic branded pharmaceuticals, including Cephalexin: Cephalexin, Cefadroxil, Cefdinir, Cefditoren, Cefixime, Cefpodoxime, Cefprozil, Ceftibuten, Cefuroxime, Cephradine. Lessee shall use the leased premises for general office and warehouse purposes only. Lessee shall at its own cost and expense obtain any and all licenses, certificate of occupancy, recycling permit, D.E.R.M. approval, and permits necessary for any such use. Lessee shall not, without Lessor’s permission, use or do, or allow anything to be used or done upon the leased premises which will invalidate any policy of insurance now or hereafter carried on the building or on any contents thereof, or which may be dangerous, explosive, or that may be damaging to life and limb, or which will cause an increase in the rate of fire insurance on the building. If Lessor grants said permission it shall be solely on the condition that Lessee shall pay on demand any increase in insurance premiums on the building or on the contents thereof resulting from said use. Lessee shall not in any manner deface or injure the building or any part thereof, or overload the floors of the leased premises; Lessee shall not permit any objectionable noise or odors to escape or be emitted from the leased premises or do anything or permit anything to be done in any way tending to disturb any other tenant in the building or the occupants of neighboring buildings.

b. Governing Regulations. Lessee shall comply at its cost and expense with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction or recommendation of any public officer or officers, pursuant to law, or any reasonable request of any insurance company carrying any insurance on the leased premises, and any insurance inspection or rating bureau which shall impose any duty upon Lessor or Lessee with respect to the leased premises or the use or occupation thereof, and shall bear all costs of any kind or nature whatsoever occasioned by or necessary for compliance with the same. If during the term of this lease, any law, regulation or rule requires that an alteration, repair, addition or other change be made to the leased premises, such work is to be done at Lessee’s expense.

c. Rules and Regulations. Lessee shall comply with the Rules and Regulations attached hereto and made a part hereof, as well as all reasonable changes therein and additions thereto that may from time to time be made by Lessor for the operation and protection of the building and the protection and welfare of Lessor’s tenants and invitees. Changes and additions to the Rules and Regulations shall become effective and a part of this lease upon delivery of a copy thereof to Lessee.

d. Signs. No signs, advertisements or notices of any kind shall be inscribed, painted or affixed upon, or be projected from any part of the project except on the directory board in the main lobby, if applicable, and on the entrance to the leased premises and then only in such manner as may be designated by Lessor.

e. Lessor’s Right of Entry. Lessor shall have the right, without charge or diminution of rent, to enter the leased premises at all reasonable times, upon reasonable notice, in a reasonable manner, and with full responsibility of his employees, for the purpose of examining the leased premises and making repairs, alterations or improvements either to the leased premises or to utility lines or other facilities of the building or to install such lines or facilities. Lessee shall, upon the discovery of any defect in or injury to the leased premises or any need for repairs which are the responsibility of the Lessor, promptly report same to Lessor in writing, specifying such defect or injury. Lessor shall make such repairs, alterations, improvements and installations as are its responsibility in a reasonable manner and with due diligence. There shall be no allowance to Lessee or diminution of rent and no liability on the part of Lessor by reason of inconvenience, annoyance or injury to or loss of business arising from the reasonable making of any repairs, alterations, improvements or installations in or to any portion of the project, the building, the leased premises or the common areas, or in and to the fixtures, appurtenances and equipment thereof.

8. UTILITIES. Lessee shall pay for all utilities and utility charges applicable to the leased premises including, but not limited to, electricity, oil or gas, water and sewage, telephone service, sprinkler charges (fees, licenses, permits, inspection charges), and all other utilities and services used in the leased premises, together with any taxes or surcharges thereon and maintenance charges for utilities. Where Lessee’s usage is metered and/or billed to Lessee by the utility company, Lessee shall pay for such usage directly to such utility company. Any electricity, oil or gas, and unusual water and sewage service provided by Lessor shall be metered by tab meters; all other utilities or services provided by Lessor shall be allocated proportionately on a square foot basis to all tenants using such utility or service. Lessor shall bill Lessee, as additional rent, not less than quarterly for all utilities metered by Lessor, based on Lessor’s actual costs for such utilities (including reasonable billing costs and a 15% line loss for gas or oil); Lessee shall remit payment within 10 days. All other utilities furnished by Lessor shall be billed in accordance with Paragraph 4 of this lease. Lessor shall in no event be liable for any interruption or failure of utility services on the leased premises.

9. MAINTENANCE, REPAIRS, ALTERATIONS, ADDITIONS AND FIXTURES.

a. Maintenance by Lessor . Lessor at its expense shall maintain the roof, foundation, structure and exterior walls of the building in good repair, reasonable wear and tear accepted, and shall provide exterior painting of the building and resurfacing of the parking lots as necessary. However, Lessee shall repair and pay for any damage caused by the negligence of Lessee or Lessee’s employees, agents or invitees, or caused by Lessee’s default hereunder. The term “walls” as used herein shall not include windows, glass or plate glass, doors, special storefronts or office entries. Lessee shall immediately give Lessor written notice of defect or need for repair, after which Lessor shall have reasonable opportunity to repair same or cure such defect. Lessor’s liability with respect to any defects, repairs or maintenance for which Lessor is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

b. Maintenance by Lessee. Normal wear and tear excepted, Lessee shall keep and maintain the leased premises in good order, condition and repair, and except as provided in Paragraph 9 (a) above, Maintenance by Lessor, and Paragraph 12, FIRE AND CASUALTY, shall diligently provide all maintenance and promptly make all repairs or replacements becoming necessary during the term of this lease including, but without limitation, maintenance, repairs or replacements of windows, doors, glass or plate glass (which shall be replaced with glass or plate glass of the same size or quality), light bulbs and tubes, electrical, fire sprinkler, plumbing and sewage lines and fixtures within the leased premises, and all heating, air conditioning and ventilating equipment and ducts and vents attached thereto, including any of such equipment which may, with Lessor’s consent, be mounted on the roof of the building, all interior walls and finish work, floors and floor coverings, ceilings, interior downspouts, all dock lifts, dock conveyors, dock bumpers, truck doors, fire extinguishers and building appliances of every kind. Provided, however, at Lessor’s option, Lessor may contract for the preventative maintenance of the heating, ventilating and air conditioning system for the benefit of Lessee, and Lessee hereby agrees to pay Lessor’s contractor or to Lessor, the total annual cost of such maintenance as soon as such sum is determined and billed to Lessee. Nothing herein is intended to relieve Lessee from, and Lessee agrees to be responsible for the maintenance and repair or replacement of the heating, ventilating and air conditioning system. Lessee shall pay prorata charges for maintenance and repair of the common areas including landscaping, exterior irrigation, paving, signage and external lighting systems, interior common areas (if any) including restrooms, corridors and elevators, and of all exterior gutters and downspouts, exterior building appliances and common electrical, water and sewage lines. Included in the costs of such common area maintenance shall be the costs of any management fees paid by Lessor on the project, provided such fees do not exceed the market rates for such services. Lessee shall keep the leased premises, sidewalks and loading areas adjacent thereto clean and free of all dirt and refuse. Lessee shall provide at its own expense custodial service, insect and pest control service, rubbish removal and all other and supplies necessary to maintain the leased premises. In the event Lessee fails in any way to maintain or repair the leased premises as set forth herein, Lessor may at its option undertake such maintenance and repairs and charge Lessee for its expense in connection therewith.

c. Alterations, Additions and Fixtures. Lessee shall not, without Lessor’s prior written consent, which shall not be unreasonably withheld, make or allow any alterations or additions to, nor install any shelves, bins, machinery or fixtures in the leased premises. All alterations, additions or improvements placed on or made to the leased premises by Lessee, excluding personal property, furniture, trade fixtures and other movable property not attached to the building, shall at once become the property of Lessor, and upon termination of this lease shall be surrendered to Lessor or, at Lessor’s option, shall be removed at Lessee’s expense. All furniture, personal property, trade fixtures, shelves, bins and machinery installed by Lessee shall be removed by Lessee prior to termination of this Lease and all damage to the leased premises or the building caused by the installation or removal of such items shall be repaired at Lessee’s expense, prior to the termination of this lease.

d. Surrender of Leased Premises. At the expiration of the term hereof, or at any earlier termination of this lease pursuant to any provisions hereof, Lessee shall surrender the leased premises in as good condition as they were at the beginning of this lease or, subject to Lessee’s obligation to remove alterations, additions or improvements as provided in Paragraph 9c above, as improved during Lessee’s occupancy, destruction by fire, windstorm or other casualty, ordinary wear and tear and the effects of time excepted, failing which Lessor may restore the leased premises, equipment and fixtures to such condition and Lessee shall pay the cost thereof upon demand. All of Lessee’s personal property, furniture, trade fixtures, shelves, bins and machinery not removed from the leased premises when Lessee leaves the leased premises on termination of this lease shall thereupon be conclusively presumed to have been abandoned by Lessee and forthwith become Lessor’s property; provided, however, that Lessor may require lessee to remove such personal property, furniture, trade fixtures, shelves, bins and machinery or may have such property removed at Lessee’s expense. Prior to Lessee vacating the leased premises, Lessee shall pay to Lessor an amount reasonably estimated by Lessor as necessary to put the leased premises including, without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair. Any security deposit held by Lessor may be credited against the amount payable by Lessee under this paragraph.

10. ASSIGNMENT AND SUBLETTING.

Lessee shall not, without Lessor’s prior written consent, which consent shall not be unreasonably withheld, assign, mortgage, hypothecate or otherwise encumber this lease or the leasehold interest granted hereby, or any interest therein, or permit the use of the leased premises or any part thereof by any person or persons other than Lessee or sublet the leased premises, or any part thereof. Notwithstanding the above, Lessee may, upon 30 days’ prior written notice to Lessor, assign this lease, without Lessor’s consent, to a corporation with which Lessee may merge or consolidate, to any parent or subsidiary of Lessee or to a subsidiary of Lessee’s parent; provided, however, that such assignment shall not affect or reduce any of the obligations of Lessee under this lease and that Lessee shall remain primarily liable hereunder.

Without limiting the generality of the foregoing, it is expressly understood and agreed that in the event Lessee proposes an assignment of the lease or subletting of the leased premises at a rental higher than provided herein, Lessor shall have the right to terminate this lease and enter into a new lease agreement with such proposed assignee or sublessee.

In the event of any assignment, mortgage, hypothecation, encumbrance or subletting, Lessee shall, nevertheless, at all times remain fully responsible and liable for the payment of rent and other sums of money herein specified and for compliance with all of the obligations of Lessee under the terms, provisions and covenants of this lease.

Upon the occurrence of an “event of default” as hereinafter defined, if the leased premises or any part thereof are then assigned or sublet or occupied by anyone other than Lessee, Lessor, in addition to any other rights and remedies herein or provided or permitted by law, may at its option collect rent directly from such assignee or sublessee or other person occupying or using any part of the leased premises, whether such rent is due to Lessee or otherwise, and apply the net amount so collected against any sums due Lessor hereunder, or to the rent herein reserved, and no such collection shall be construed to constitute a novation or a release of the Lessee or any guarantor from the further performance of its or their obligation hereunder.

Consent to any assignment, mortgage, hypothecation or encumbrance or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment, mortgage, hypothecation, encumbrance or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Lessee.

11. DEFAULT AND REMEDIES.

a. Lessee’s Default. The following events shall constitute events of default:

(1) If any installment of rent or any other sums required to be paid by Lessee hereunder, or any part thereof, shall at any time be in arrears and unpaid for 15 days after due date.

(2) If there be any default on the part of Lessee in the observance or performance of any of the other covenants, agreements or conditions of this lease on the part of Lessee to be kept and performed or any of the Rules or Regulations set forth at the end of this lease, as they may be amended from time to time, and said default shall continue for a period of 30 days after written notice thereof from Lessor to Lessee (unless such default cannot reasonably be cured within 30 days and Lessee shall have commenced to cure said default within said 30 days and continue diligently to pursue the curing of same).

(3) If Lessee shall file a petition in bankruptcy or be adjudicated a bankrupt, or file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation or make an assignment for the benefit of creditors, or if any trustee, receiver or liquidator of Lessee or of all or any substantial part of its properties or of the leased premises shall be appointed in any action, suit or proceeding by or against Lessee and such proceeding or action shall not have been dismissed within 30 days after such appointment, or in the event of any like occurrence which, in the sole judgment of Mortgagee and/or Lessor, evidences the serious financial insecurity of Lessee.

(4) If the leasehold estate hereby created shall be taken on execution or by other process of law, except eminent domain.

(5) If Lessee shall vacate, abandon, or fail to use the leased premises for a period in excess of 30 days for the use for which it was leased as stated in Paragraph 7(a).

b. Lessor’s Remedies. In the event of any default set forth in Paragraph 11(a) hereof, Lessor, may, at its option, exercise any and all of the remedies listed below. No such remedy herein or otherwise conferred upon or reserved to Lessor shall be considered exclusive or any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute, and every power and remedy given by the lease to Lessor may be exercised from time to time and as often as the occasion may rise or may be deemed expedient.

(1) Lessor may, without terminating this lease, enter upon the leased premises, without being liable for prosecution or any claim for damages therefor, and do whatever Lessee is obligated to do under the terms of this lease, in which event Lessee shall reimburse Lessor on demand for any expenses which Lessor may incur in thus effect compliance with Lessee’s obligation under this lease; Lessor shall not be liable for any damages resulting to Lessee from such action, unless caused by gross negligence of Lessor.

(2) Lessor may, if it elects to do so, bring suit for the collection of rents and/or any damages resulting from Lessee’s default without entering into possession of the leased premises or voiding this lease.

(3) Lessor may terminate this lease after five days’ written notice to Lessee and this lease shall terminate on the date specified therein. Lessee shall quit and surrender the leased premises by said date, failing which, Lessor may enter upon the leased premises forthwith or at any subsequent time without additional notice or demand, (which additional notice or demand is hereby expressly waived by Lessee), without being liable for prosecution of any claim for damages therefor, and expel Lessee and those claiming under it and remove their effects without being guilty of any manner of trespass. Lessee agrees that if Lessor shall cause Lessee’s goods or effects to be removed from the leased premises pursuant to the terms hereof or of any court order, Lessor’s act of so removing such goods or effects shall be deemed to be the act of and for the account of Lessee.

In the event of such termination: (a) Lessor may accelerate and declare the entire remaining unpaid rent and any and all other monies payable under this lease for the balance of the term hereof to be immediately due and payable; or (b) Lessor may collect from Lessee, as liquidated damages, (i) all past due rent and other amounts due Lessor up to the date of termination, plus (ii) the difference between rent provided for herein and the proceeds from any re-letting of the leased premises, payable in monthly installments over the period that would otherwise have constituted the remaining term of this lease, plus (iii) all expenses in connection with such re-letting including, without limitation, all costs, fees and expenses of repossession, brokers, advertising, attorneys, courts, repairing, cleaning, repainting and remodeling the leased premises for re-letting.

(4) Without waiving its rights to terminate at any time as provided above, Lessor may retake possession of the leased premises in the same manner as provided in Subparagraph (3) above. It is agreed that any such retaking or the commencement and prosecution of any action by Lessor in forcible entry and detainer, ejectment or otherwise, or any execution of any judgment or decree obtained in any action to recover possession of the leased premises shall not be construed as an election to terminate this lease unless Lessor expressly exercises its option hereinbefore provided to declare the term hereof ended, whether or not such entry or reentry be, had or taken under summary proceedings or otherwise, and shall not be deemed to have absolved or discharged Lessee from any of its obligations and liabilities for the remainder of the current term of the lease; rather, this lease shall continue in effect for the remainder of the then current term, and Lessee shall remain liable and obligated under all of the covenants and conditions hereof during the said period and shall pay as and when due the rent and other amounts payable hereunder as if Lessee had not defaulted. Lessor may re-lease the leased premises for the account of Lessee, crediting the rent received on such re-leasing first to the costs of such re-leasing and then to any other amounts owing by Lessee hereunder. Lessee hereby constitutes Lessor, its attorney-in-fact, to take any and all actions necessary or incidental to such re-leasing and this power shall be irrevocable during the term of this lease. Such continuance of this lease shall not constitute any waiver or consent by Lessor of or to said default or any subsequent default.

c. Lessor’s Damages. In addition to the foregoing remedies and regardless of which remedies Lessor pursues, Lessee covenants that it will indemnify Lessor from and against any reasonable loss and damage directly or indirectly sustained by reason of any termination resulting from any event of default as provided above or the enforcement or declaration of any rights and remedies of Lessor or obligations of Lessee, whether arising under this lease or granted, permitted or imposed by law or otherwise. Lessor’s damages hereunder shall include, but shall not be limited to, any loss of rent prior to of after re-leasing the leased premises, broker’s / salesperson’s commissions, advertising costs, reasonable costs of repairing, and remodeling the leased premises for re-leasing, moving and storage charges incurred by Lessor in moving Lessee’s property and effects and legal costs and reasonable Attorney’s fees incurred by Lessor in any proceedings resulting from Lessee’s default, collecting any damages hereunder, obtaining possession of the leased premises by summary process or otherwise or re-leasing the leased premises, or the enforcement or declaration of any of the rights or remedies of Lessor or obligations of Lessee, whether arising under this lease or granted, permitted or imposed by law or otherwise. In the event that any court or governmental authority shall limit any amount which Lessor may be entitled to recover under this paragraph, Lessor shall be entitled to recover the maximum amount permitted under law. Nothing in this paragraph shall be deemed to limit Lessor’s recovery from Lessee of the maximum amount permitted under law or of any other sums or damages which Lessor may be entitled to so recover in addition to the damages set forth herein.

d. Non-waiver of Defaults. No delay or omission of Lessor to execute any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this lease shall be construed, taken or held to be a waiver of any other breach or waiver or acquiescence in or consent to any further or succeeding breach of the same covenant. Receipt by Lessor of less than the full amount due from Lessee shall not be construed to be other than a payment on account of the amounts then due, nor shall any statement on Lessee’s check or any letter accompanying Lessee’s payment be deemed an accord and satisfaction, and Lessor may accept such payment as a partial payment only. The rights herein given to receive, collect, sue or distrain for any rent or rents, monies or payments, or to enforce the terms, provisions and conditions of this lease, or to prevent the breach of nonobservance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall not in any way affect or impair or take away the right or power of Lessor to declare the term hereby granted ended and to terminate this lease as herein provided because of any default in or breach of any of the covenants, provisions or conditions of this lease.

12. Fire and Casualty.

a. Destruction of Building. In the event of the total destruction of the building by fire or otherwise, or so much thereof that Lessor shall desire to raze the building (whether or not the leased premises be affected), Lessor shall so notify Lessee within 60 days of the casualty, the rent shall be paid up to the date of the casualty, and from the date of the casualty, and thenceforth, this lease shall cease and come to an end. b. Damage to Leased Premises. In the event the leased premises or the building shall be partially damaged by fire or other casualty, the same, except as hereinafter provided, shall be repaired as speedily as possible by and at the expenses of Lessor, and the rent shall be abated in proportion to that part of the leased premises which are untenable. However, if such damages resulted from or was contributed to by the act, omission, fault or neglect of Lessee, or Lessee’s employees, invitees or agents, then there shall be no abatement of rent except to the extent recovered from rental insurance. In the event the leased premises are not repaired and tenable within 60 days after the damage or casualty, Lessee shall have the option to terminate this lease at any time thereafter but prior to the leased premises being repaired and made tenable.

b. Insurance Proceeds. It is agreed by Lessor and Lessee that all insurance proceeds arising from damage or destruction to the leased premises shall be paid to Lessor and that Lessor shall hold and disburse the same for repairs or reconstruction in accordance with the terms of this lease. In the event the cost to reconstruct or repair the building and/or the leased premises to a condition equal to or better than the condition prior to such destruction is greater than the insurance proceeds received by Lessor plus the amount of Lessor’s deductible under the Lessor’s insurance policy, Lessor shall have the right to terminate this lease by delivering written notice of termination to Lessee within 15 days after receipt of such insurance proceeds or the determination of the cost to reconstruct and repair, whichever is later.

Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the leased premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this lease by delivering written notice of termination to Lessee within 15 days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

13. INSURANCE AND INDEMNIFICATION.

a. Real and Personal Property Insurance.

(1) Lessor’s property. Except as noted below, Lessor shall bear all risks of loss or physical damage to the building, the leased premises and the common areas of the project which is caused by fire or other casualty, or by any other cause whatsoever including the negligence of Lessee, its agents, servants, employees, licensees, invitees or guests; provided, however, that Lessor shall not be responsible for loss or damage to any alterations, additions or fixtures installed by Lessee pursuant to Paragraph 9(c) hereof or for the breakage of windows, doors, glass or plate glass which is the responsibility of Lessee pursuant to Paragraph 9(b) hereof to the extent not covered by insurance.

Notwithstanding the foregoing, if any such loss sustained by Lessor is caused by the negligence of Lessee, its agents, servants, employees, licensees, invitees or guests, then Lessee shall be liable to Lessor for the amount of the deductible under Lessor’s insurance up to $1,000.00.

In order to properly insure against the risks described above, during the term of this lease the following insurance coverage shall be carried and paid for by Lessor as part of the operating expenses for the project:

(a) Fire and extended coverage insurance covering the building and leased premises against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by “all-risk coverage,” in amounts equal to the full replacement cost of the building.

(b) Rent or rental value insurance against loss of rent or rental value due to any risk insured above, including extended coverage endorsement, in an amount equal to the annual rent for the building and the leased premises.

Throughout the term of this lease, Lessee shall reimburse Lessor, as additional rent, for its proportionate share of the premiums on the insurance required under this paragraph.

(2) Lessee’s property. All personal property belonging to Lessee or to Lessee’s agents, servants, employees, licensees, invitees or guests which is located in or about the building or the leased premises shall be there at the sole risk of Lessee or such other person. Neither Lessor nor its agents shall be liable for any damage to either the person or the property of Lessee, or for the loss of or interruption to business, or for the loss of or damage to any property of Lessee, by theft or from any other cause whatsoever including, but not limited to, loss or damage caused in whole or in part by the building becoming out of repair, or resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the leased premises or from the pipes, appliances or plumbing works, or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Neither Lessor nor its agents shall be liable for any loss or damage caused by other tenants, if any, or persons in the leased premises, or caused by operations in the construction of any private, public or quasi public work.

Notwithstanding the foregoing, if any such loss sustained by Lessee is caused by the negligence of Lessor, its agents, servants, employees, licensees, invitees or guests, then Lessor shall be liable to Lessee for the amount of the deductible under Lessee’s insurance, up to a maximum of $1,000.00.

It is expressly agreed that it shall be the sole obligation of Lessee to insure, at its expense, any and all property of any nature whatsoever of Lessee’s located on the leased premises. At Lessor’s option, Lessee shall carry plate glass insurance on the windows and doors located in the leased premises and/or be responsible for the replacement thereof.

(3) Waiver of subrogation. Except as provided above in respect to the deductibles under their respective insurance policies, Lessor and Lessee hereby waive any and all rights which they may have against the other and hereby release each other from all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise, for any loss or damage to the leased premises, the building, the project, the common areas or any property therein caused by fire or other casualty, even if such fire or other casualty was caused by the fault or negligence of the other party, their respective agents, servants, employees, licensees, invitees or guests. All fire and extended coverage insurance policies carried by the respective parties on the leased premises, the building, the project, the common areas or any property therein shall allow the insured to waive its right of subrogation against the other party prior to loss.

b. Public Liability Insurance.

(1) Lessee’s liability. Lessee hereby agrees to indemnify, protect, save and hold harmless Lessor, its respective representative, agents, servants and employees from and against any and all loss, cost and expense arising out of or connected with the use of occupancy of the leased premises or the common areas by Lessee and/or by any of Lessee’s representatives, agents, servants, employees, licensees, invitees or guests pursuant to this lease which use or occupancy results in any injury, sickness or death, or alleged injury, sickness or death whatsoever to third person and/or their property. In the event that any such claim is alleged against Lessor and/or its successors or assigns by anyone arising out of the use or occupancy of the leased premises or the common areas by Lessee or by its representatives, agents, servants, employees, licensees, invitees or guests, it is expressly understood and agreed that Lessee shall take over the defense of each and every claim promptly and pay all attorney’s fees, verdicts, judgments, settlement payments and all other costs and expenses whatsoever incurred in connection with the defense of all such claims, without exception, it being expressly understood that Lessee shall be and remain fully responsible for all such claims and will hold the aforementioned indemnities completely harmless from and against any cost or expense whatsoever in connection herewith.

(2) Lessee’s insurance. During the term of this lease, and any extension thereof, Lessee shall, at its own cost and expense, maintain and provide general liability insurance coverage for the benefit and protection of Lessee, Lessor and Lessor’s managing agent, as their interests may appear, in an amount not less than $1,000,000 combined single limit for personal injury, bodily injury and property damage, or in such greater amounts of insurance coverage as Lessor may from time to time reasonably require, against liability of Lessee and its authorized representatives arising out of or in connection with Lessee’s use or occupancy of the leased premises or the common areas. Lessor and Lessor’s managing agent shall be named as additional insured parties in all such insurance policies, as their respective interests may appear. Such insurance shall be with a company or companies reasonably acceptable to Lessor and admitted to do business in the state in which the building is located. All such insurance policies shall be maintained by Lessee in full force and effect during the entire term of this lease and certificates indicating such policies are in full force providing for 30 days’ written notice to Lessor prior to cancellation or material change shall be provided to Lessor. Should Lessee fail to carry such insurance and furnish Lessor with the required insurance certificates after notification from Lessor to do so, Lessor shall have the right to obtain such insurance and Lessee shall pay the cost thereof to Lessor upon demand.

14. ENVIRONMENTAL INDEMNIFICATION

a. Compliance with Laws and Regulations. Lessee hereby represents, warrants, covenants and agrees to at all times to be, in all material respects, in compliance with all state, federal, and local laws and regulations governing or in any way relating to the generation, handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge, or disposal (weather legal or illegal, accidental or intentional) of any Hazardous substance.

b. Indemnification. Lessee hereby represents, warrants, covenants Lessee agree to indemnify, protect, defend, (with counsel) and hold Lessor, its managers, partners, directors, shareholders, agents, lenders, and employees harmless from any claims (including, without limitation, third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlements of claims), attorneys’ fees together with all other costs that arise directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Substance in or into the air, soil, surface water, groundwater or soil vapor at, on, about, under or within the Real Property, or any portion thereof by Lessee, their employees, invitees, or guests. The indemnification provided by this paragraph shall specifically cover costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any clean-up, containment, remedial, removal or restoration work required or performed by any federal, state, or local governmental agency or any entity or person because of the presence, suspected presence, release or suspected release of any Hazardous Substance into the air, soil, groundwater, subsurface water or soil vapor at, or about, under or within the Real Property (or any portion thereof) and any claims or third parties for loss or damage as a result of any release, discharge, disposal, dumping, spilling, or leaking (accidental or otherwise) into the real property ( or any portion thereof) by Lessee, their employees, invitees, or guests.

c. Hazardous Substances. As used in this agreement, the term “Hazardous Substance” means any hazardous or toxic substances, materials, or wastes including, but not limited to those listed in the United States Department of Transportation Tables, or by the Environmental Protection Agency as Hazardous substances, or such substances, materials, and wastes which are or become regulated under any applicable local, state or federal law including, without limitation, any material, waste, or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a “Hazardous Substance” pursuant to sections of the Clean Water Act defined as a “hazardous waste” pursuant to Sections of the Resource Conservation and Recovery Act, defined as a “hazardous substance” pursuant to sections of the Comprehensive Environmental Response, Compensation and Liability Act, or defined as “Hazardous Substances” pursuant to Florida Statutes.

15. EMINENT DOMAIN.

Should the leased premises or the building be taken, appropriated or condemned for public purposes, or voluntarily transferred in lieu of condemnation, in whole or in such substantial part as to render the building unsuitable for Lessor’s purposes or the leased premises unsuitable for Lessee’s purposes, the term of this lease shall, at the option of Lessor in the first instance and at the option of Lessee in the second instance, terminate when Lessee’s right to possession is terminated. If neither party exercises this option to terminate within 10 days after the date of such taking, or if the portion of the leased premises or the building taken, appropriated, condemned or voluntarily transferred in lieu of condemnation does not render the building unsuitable for Lessor’s purposes or the leased premises unsuitable for Lessee’s purposes, then this lease shall terminate only as to the part taken or conveyed on the date Lessee shall yield possession, and Lessor shall make such repairs and alterations as may be necessary to make the part not taken usable, and the rental payable hereunder shall be reduced in proportion to the part of the leased premises taken. All compensation awarded for such taking of the fee and leasehold shall belong to and be the property of Lessor without any deduction therefrom for any present or future estate of Lessee and Lessee hereby assigns to Lessor all its right, title and interest to any such award. However, Lessee shall have the right to recover from the condemning authority, but not from Lessor, such compensation as may be awarded to Lessee on account of interruption of Lessee’s business, for moving and relocation expenses and for depreciation to and removal of Lessee’s goods and trade fixtures.

16. SUBORDINATION.

a. Mortgage and Assignment by Lessor. Lessor reserves the right to sell, assign, transfer, mortgage or convey any and all rights it may have in the project, the building, the leased premises or this lease, and to subject this lease to the lien of any mortgage now or hereafter placed upon the building or the leased premises. Upon the request of Lessor, Lessee shall execute any and all instruments deemed by Lessor necessary or advisable to subject and subordinate this lease, and the rights given Lessee by this lease, to such mortgages. Any sale by Lessor of the building or Lessors’s interest under this lease shall release and discharge Lessor from any and all further obligations under this lease.

b. Park Covenants. If the project is located in, is part of, or subsequent to the date hereof is incorporated into any office park, industrial park, business park or similar entity (the “Park”), this lease shall be subject to all of the terms, covenants, restrictions, development criteria or other such regulations for the Park (the “covenants”). Lessee hereby accepts its leasehold estate subject to such covenants and agrees to conform and comply with all provisions contained therein or to allow Lessor or the declarant of the covenants to fulfill all obligations imposed pursuant thereto. Any failure by Lessee to comply with such covenants shall constitute a default under this lease. Lessor shall pay, as part of the operating expenses for the project, its proportionate share of any costs imposed upon the project as a result of the project’s association with the Park including, but not limited to, owner’s association fees, and maintenance costs and real estate taxes associated with any common areas of the Park.

17. NOTICE AND PLACE OF PAYMENT.

a. Payments to Lessor. All rent and other payments required to be made by Lessee to Lessor shall be made payable and delivered or mailed to Lessor’s agent at the address set forth below or any other address Lessor may specify from time to time by written notice given to Lessee:

UNIT ADDRESS: (This address shall be assigned by U.S. Post Office)

12393 Belcher Road #420 Largo, Florida 33773

b. Payments to Lessee. All payments required to be made by Lessor to Lessee shall be delivered or mailed to Lessee at the address set forth in Paragraph 17c thereof or at any other address within the United States as Lessee may specify from time to time by written notice given to Lessor.

c. Notices. Any notice required or permitted to be given under this lease shall be deemed to have been given if reduced to writing and delivered in person or mailed by certified mail, postage prepaid, or by overnight delivery service, to the party who is to receive such notice at the address set forth below or to such other places as may be designated in writing by Lessor or Lessee. When so mailed, the notice shall be deemed to have been given as of the date it was mailed.

Lessor:	Yale Mosk & Co. 12397 Belcher Road / No. #270 Largo, Florida 33773 Tel: (727) 539-7587 Fax: (727) 530-7587

Lessee: Belcher Pharmaceuticals
6950 Bryan Dairy Road Largo, FL 33777 Tel: (727) 544-8866 Fax: (727) 544-4386

18. MISCELLANEOUS PROVISIONS.

a. Estoppel Certificate. Lessee shall at any time and from time to time upon not less than 20 days’ prior written request from Lessor, execute, acknowledge and deliver to Lessor a written certificate stating: (i) Whether this lease is in full force and effect; (ii) whether this lease has been modified or amended and, if so, identifying and describing any such modification or amendment; (iii) the date to which rent has been paid; (iv) whether Lessee knows of any default on the part of Lessor and, if so, specifying the nature of such default; and (v) that the improvements have been fully completed by Lessor in accordance with the plans and specifications approved by Lessee, and that Lessee is in full and complete possession thereof.

b. Quiet Enjoyment. Lessor covenants with Lessee that Lessee, having performed its covenants and agreements herein set forth, shall have quiet and peaceable possession of the leased premises on the terms and conditions herein provided.

c Governing Law. This lease shall be interpreted under the laws of the state in which the leased premises are located.

d. Complete Agreement Waivers. This lease forms the complete agreement between the parties and no provision hereof shall be altered, waived, amended or extended, except in writing signed by both parties. Lessee affirms that, except as expressly set forth herein, neither Lessor nor its agents have made, nor has Lessee relied upon, any representation, warranty or promise with respect to the leased premises or any part thereof. Lessor shall not be considered to have waived any of the rights, covenants or conditions of this lease unless evidenced by its written waiver; and the waiver of one default or right shall not constitute the waiver of any other. The acceptance of rent shall not be construed to be a waiver of any breach or condition of this lease.

e. Successors. The provisions of this lease shall be binding upon and inure to the benefit of Lessor and Lessee, respectively, and their respective successors, assigns, heirs, executors and administrators. Lessee agrees to become the tenant of Lessor’s successor in interest under the same terms and conditions of its tenancy hereunder.

f. Partial Invalidity. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws, the remainder of this lease shall not be affected thereby; and there shall be added as part of this lease a replacement clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provisions as may be possible and be legal, valid and enforceable.

g. Relationship of the Parties. Lessor and Lessee agree that the relationship between them is that of landlord and tenant and that Lessor is leasing space to Lessee. It is not the intention of the parties, nor shall anything herein be constructed to constitute Lessor as a partner or joint venturer with Lessee, or as a “warehouseman” or a “bailee”.

h. Headings. The headings as to the contents of particular paragraphs herein are intended only for convenience and are in no way to be constructed as a part of this lease of as a limitation of the scope of the particular paragraphs to which they refer.

i. Survival of Obligations. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof.

j. Independent Covenants. Lessee’s covenants to pay rental and other sums due hereunder are independent of Lessor’s covenants hereunder and Lessee shall have no right to withhold any such payments on account of any alleged failure by Lessor to perform or comply with any of Lessee’s covenants.

k. Common Facilities. All parking areas, driveways, entrances and exits thereto, stairways, lobbies and all other common areas provided by Lessor for the general use in common by all tenants in the project or the building shall be at all times subject to the exclusive control and management of Lessor and Lessor shall have (by way of example and not of limitation) the following rights with respect thereto: (i) To establish, modify and enforce uniform rules and regulations with respect thereto; (ii) to police, repair and maintain same; (iii) to change the area, level and location of the parking areas and other exterior common areas; (iv) to close or limit the use of such areas by the general public; and (v) generally, to take all steps it determines necessary to ensure the reasonable and optimal use thereof.

l. Additional Rights of Lessor. In addition to other rights conferred by this agreement or by law, and as long as it does not render Lessee’s space untenable, Lessor reserves the right to be exercised in Lessor’s sole discretion to change the name of the project or the building; install and maintain a sign or signs on the exterior or interior of the building; change the street address of the building; designate all sources furnishing signs, sign painting and lettering; take all measures as may be reasonably necessary or desirable for the safety and protection of the leased premises, the building or the project; have pass keys to the building; repair, alter, add to, improve, build additional stories on or build adjacent to the building; close any skylights or windows; run necessary pipes, conduits and ducts through the leased premises; renovate, refurbish, relocate or modify the common areas; and carry on any work, repairs, alterations or improvements in, on or about the building or in the vicinity thereof. Lessee hereby waives any claim to damages or inconvenience caused by Lessor’s exercise of any such rights. This paragraph shall not be construed to alter or create any obligations of Lessor or Lessee with respect to repairs or improvements or other obligations provided herein.

m. Limitation of Lessor’s Liability. Anything in the lease to the contrary notwithstanding, any judgment obtained against Lessor in connection with this lease or the subject matter hereof shall be limited solely to Lessor’s interest in the building and shall be absolutely nonrecourse with respect to Lessor personally and all other assets of Lessor. Anything in this lease to the contrary notwithstanding, the term “Lessor” shall be limited to mean and include only the then owner of the building, or tenant under any underlying or ground lease of the building, and not any predecessor owner or tenant.

n. Lessee Authority. Lessee makes the following representations to Lessor, on which Lessor is entitled to rely in executing this lease: (i) Lessee is a Corporation duly organized and existing under the laws of the State of Florida , and has the power to enter into this lease and the transactions contemplated hereby and to perform its obligations hereunder, and by proper resolution the signatory hereto has been duly authorized to execute and deliver this lease; and (ii) the execution, delivery and performance of this lease and the consummation of the transactions herein contemplated shall not conflict with or result in a violation or breach of, or default under Lessee’s articles of incorporation or bylaws or partnership agreements, as amended, or any indenture, mortgage, deed of trust, note, security agreement or other agreement or instrument to which Lessee is a party or by which it is bound or to which any of its properties is subject.

o. Special Provisions. Special provisions, if any, to this lease are set forth below:

(1) Redemption; trial by jury. Lessee hereby expressly waives any and all rights of redemption, if any, granted by or under any present or future law in the event Lessor shall obtain possession of the leased premises by virtue of the provisions of this lease, or otherwise and Lessee waives any right to trial by jury on any issue that may be litigated herein.

(2) Liens. Lessee agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Lessee to the leased premises and further agrees to indemnify and hold harmless Lessor from and against any and all mechanic’s, material-man’s or laborer’s liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the leased premises, or the building, or the project. Notwithstanding anything to the contrary in this lease, the interest of Lessor in the leased premises shall not be subject to liens for improvements made by or for Lessee, whether or not the same shall be made or done in accordance with an agreement between Lessor and Lessee, and it is specifically understood and agreed that in no event shall Lessor or the interest of Lessor in the premises be liable for or subjected to any mechanic’s, material-man’s or laborer’s liens for improvements or work made by Lessee or for Lessee whether or not the same shall be made or done in accordance with an agreement between Lessor and Lessee, and it is specifically understood and agreed that in no event shall Lessor or the interest of Lessor in the premises be liable for or subjected to any mechanic’s, materialman’s or laborer’s liens form improvements or work made by or for Lessee; and this lease specifically prohibits the subjecting of Lessor’s interest in the leased premises to any mechanic’s, material-man’s or laborer’s liens for improvements made by Lessee or for which Lessee is responsible for payment under the terms of this lease. All persons dealing with Lessee are hereupon placed upon notice of this provision. In the event any notice or claim of lien shall be asserted of record against the interest of Lessor in the leased premises, the building or the project on account of or growing out of any improvement or work done by or for Lessee, or any person claiming by, through or under Lessee, or for improvements or work the cost of which is the responsibility of Lessee, Lessee agrees to have such notice or claim of lien canceled and discharged of record as a claim against the interest of Lessor in the leased premises, the building or the project (either by payment and satisfaction or by removal by transfer to bond or deposit as permitted by law) within 30 days after notice to Lessee by Lessor, and in the event Lessee shall fail to do so, Lessee shall be considered in default under this lease. Lessee may contest any such lien after discharging same by transfer to bond or deposit. Lessee shall have the right to grant a security interest on Lessee’s equipment to any bank or other lending institution.

(3) Governmental Regulations. Lessee shall comply at its cost and expense with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction of recommendation of any public officer or officers, pursuant to law, or any reasonable request of any insurance company carrying any insurance on the leased premises, and any insurance inspection or rating bureau which shall impose any duty upon Lessor or Lessee with respect to the leased premises of the use or occupation thereof, and shall bear all costs of any kind or nature whatsoever occasioned by or necessary for compliance with the same, provided such costs or expenses arise from Lessee’s specific use of the premises.

If, during the terms of this lease, any law, regulation or rule requires that an alteration, repair, addition or other change be made to the leased premises, and such alterations, repairs, additions, or other change is a result of the Lessee’s use of the leased premises, such work will be done at Lessee’s expense.

Lessor shall comply at its cost and expense with all orders and regulations as imposed by federal, state, county and municipal authorities for future requirements relative to environmental hazardous waste clean up not associated with Lessee’s business activities.

(4) Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Pursuant to Sec. 404.056(8), Florida Statues.

(5) Operating Expenses Pass through. Notwithstanding the provisions contained elsewhere in this lease regarding Lessee’s responsibility to reimburse Lessor for it’s share of increase in operating expenses for the project, Lessor and Lessee hereby agree that the Lessee’s share of Real Estate taxes, building and common area maintenance, insurance, management, reserve for replacement, and other operating expenses shall be $ 1.45 per square foot per year through the first twelve months of this lease. Any increase shall be charged as additional rent but shall be added to the base rent. Lessee recognizes that the Operating Expenses may increase from year to year. If such increases shall occur, Lessee agrees to pay the increase annually when billed by the Lessor.

(6) Parking. Employee parking shall be limited to 30 spaces on the property. All vehicles must have a current tag and be in continuous use and operation. Any vehicle parked over 48 hours will be towed at owners expense. Lessee shall at all times contain owners, employee, and customer parking to the above number of spaces within the area designated by Lessor. Should Lessee’s business be such as to require additional parking, he will notify Landlord and request additional parking, and if available, may rent additional spaces for which there will be a charge that will be determined by Lessor. No parking of cars, trucks, trailers, or forklifts will be allowed on the grass, in the street or other public right of way within the boundaries of Interlaken Commerce Centre as described in the attached sketch.

(7) No movable or portable signs, vehicles with advertising will be allowed on or about the property. No vehicles may be used to circumvent the regulations and intent of the sign restriction.

(8) Storage and Loading Areas. No materials, supplies, or equipment shall be stored outside of the building. Lessee shall at all times be responsible for his own trash removal and shall maintain the their premises clean and free of debris at all times.

OFFICE/WAREHOUSE RULES AND REGULATIONS

1. Sidewalks, halls, passages and stairways are the property of Lessor and shall not be obstructed by Lessee or used for any purpose other than access to the leased premises or other parts of the buildings.

2. Lessee identification shall be provided by Lessee in conformance to the signage standards for the building and local codes. No additional signage shall be installed by Lessee.

3. Lessee and Lessee’s employees shall not make disturbing noises, keep birds or animals in the leased premises or use such leased premise for lodging or sleeping purposes, or commit any act on the leased premises or other parts of the building which Lessor deems an interference with the rights, comforts and convenience of other tenants. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the building or to any tenants in the building shall be placed and maintained by Lessee, at Lessee’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

4. Lessee shall not overload the floors of the building, and shall obtain approval from Lessor before installing any iron safe or other heavy equipment or machines. No safes, bulky or heavy articles, furniture or freight, shall be carried into the main entranceway of the building unless arrangements are first made with Lessor. Lessor shall prescribe the time and manner for the carrying in and removal of such articles, also the right and proper position of safes and other weighty articles before they are admitted to the building; and Lessee shall be responsible for all injury to person or property caused by the installing, maintaining or removing of such articles.

5. When electric wiring of any kind is required for telephone, appliance or other purposes, the installation thereof shall be under the direction of Lessor; and without Lessor’s consent and direction, no installation, boring or cutting for wires shall be permitted.

6. Lessor shall have the right to enter the leased premises at all reasonable hours to examine the same, to make such repairs or alterations as shall be deemed necessary for the safety or preservation of the building, and also, at any time during the last two months of tenancy to show the leased premises to prospective tenants.

7. Lessee shall not do or permit anything to be done in or about the building, or bring or keep anything therein that will in any way increase the rate of fire or other insurance on the building or on property kept therein.

8. Lessee may, at Lessee’s expense, install blinds on the exterior windows of the leased premises, provided such blinds are the standard style, size and color designated by Lessor for the building. Lessee shall not substitute other window coverings for the building standard .; however, Lessee may install draperies (with a white backing).

9. Lessee shall provide plastic or hardboard chair mats under all desk or work station caster-type chairs in carpeted areas.

10. Parking spaces associated with the building are intended for the exclusive use of passenger vehicles. Except for the intermittent deliveries, no vehicles other than passenger vehicles may be parked in a parking space without the express written permission of Lessor.

11. Requirements of Lessee shall be attended to only upon application at the office of Lessor’s managing agent. Such agent’s employees shall not perform any work or do anything outside of their regular duties, except on issuance of special instructions from the office of the agent’s property management division. If such employees are made available for the assistance of Lessee, Lessor shall be paid for their services by Lessee at reasonable hourly rates.

12. Lessee shall not mark or drive nails or screws into the walls, or paint or in any way deface the building or any part thereof, or the leased premises or any part thereof, or fixtures therein. The expense of remedying any breakage, damage or stoppage resulting from a violation of this rules shall be borne by Lessee.

13. Canvassing, soliciting and peddling in the building are prohibited and Lessee shall cooperate to prevent such activity.

14. Lessee shall see that all doors are securely locked, water faucets, electric lights and air conditioning thermostats turned off before leaving the building. Lessee shall be responsible for any damages to the leased premises or the building and for all damage or injuries sustained by other tenants or occupants of the building arising out of Lessee’s failure to observe this rule.

15. Upon Lessee’s occupancy, Lessor shall equip the premises with the necessary electric lamps. Lessee shall pay for all lamps replaced by reason of breaking or burning out during Lessee’s occupancy and surrender the leased premises fully equipped with operative lamps.

16. Lessee shall be liable for injury or damage caused by the infraction of these rules.

17. Lessee must provide a trash dumpster, at its expense, if required by the local community.

18. Lessor reserves the right to rescind, modify or supplement these rules and to make such other and further reasonable rules which, in Lessor’s judgment, may from time to time be needful for the safety, care and cleanliness of the building and for the preservation of good order therein.

IN WITNESS WHEREOF, Lessor and Lessee have hereunto set their hands and seal on the day and year first above written.

Witnesses:	Belcher Pharmaceuticals, Inc.		(Lessee)

	By:	/s/ Carol Dore-Falcone
		as VP/CFO	(Lessee)

	Date:	11/18/2004

Witnesses:	Yale Mosk & Co.		(Lessor)

	By:	/s/ Matthew H. Mosk
		its President	(Lessor)

	Date:	11/18/2004

Exhibit “A”